SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):          OCTOBER 25, 2004



                              GALAXY MINERALS, INC.
             (Exact name of registrant as specified in its charter)



            FLORIDA                   333-95549                65-0974212
       (State or other               (Commission            (I.R.S. Employer
jurisdiction of incorporation)       File Number)          Identification No.)



                           500 PARK AVENUE, SUITE 203
                           LAKE VILLA, ILLINOIS  60046
              (Address of principal executive offices)  (zip code)


                                 (847) 265-7600
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS

On October 25, 2004, Richard N. Jobling, our Director, President, Chief Executive Officer and Chief Financial Officer, delivered his resignation. There were no disagreements with Mr. Jobling of the type required to be disclosed per
Item 5.02(a) of this Form 8-K. We have not identified a replacement for Mr. Jobling, although one of our directors, Mr. Paul B. Oettel, has assumed the position of Interim President until a replacement can be identified and appointed.

EXHIBITS

     None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Galaxy Minerals, Inc.


Dated:  October 25, 2004                 /s/  Paul B. Oettel
                                    -----------------------------------
                                    By:  Paul B. Oettel
                                    Its: Interim President


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